Morgan Grenfell SMALLCap Fund, Incorporated
                            Semiannual Report--1997


Dear Shareholder:
Thank you for the opportunity to update you on the Fund's performance, the structure of the portfolio management team and our outlook for smaller companies in the United States.

In the first half of 1997, a difficult first quarter for smaller company growth managers was followed by a stronger quarter for managers with this style. Although the Fund has trailed the index returns this year, the three year performance remains strong. The returns for these periods are shown below.



                                                         Smaller Companies     Large Companies
                                     MG SMALLCap     ------------------------- ----------------
                                         Fund             S&P        Russell         S&P
Period                             Net Asset Value   Small Cap 600     2000          500
---------------------------------- ----------------- --------------- --------- ----------------
       First Quarter - 1997 ......       -11.0%            -5.6%       -5.2%          +2.7%
       Second Quarter - 1997 .....       +17.9%           +18.1%      +16.2%         +17.5%
       1997 - 1st Half ...........       + 4.9%           +11.5%      +10.2%         +20.6%
       Three years ended 6/30/97
        (Annualized) .............       +24.3%           +22.6%      +20.1%         +28.9%

The market value of the Fund's shares increased by 4.8% during the first half of 1997.


                              PORTFOLIO STRUCTURE


The Fund's economic sector allocations changed as follows during the first half of 1997:



                                   No. Companies          Market Value ($M)           % Portfolio
                               ----------------------   ----------------------   ----------------------
Sector                         12/31/96     6/30/97     12/31/96     6/30/97     12/31/96     6/30/97     Change
----------------------------   ----------   ---------   ----------   ---------   ----------   ---------   -------
CONSUMER ...................       15          19         $ 18.6       $ 24.1        15           20        +5
TECHNOLOGY .................       11          16           23.6         18.4        19           15        -4
CREDIT SENSITIVE ...........       11          11           15.5         16.5        12           14        +2
ENERGY .....................       11           9           18.1         14.3        14           12        -2
SERVICE COMPANIES ..........       11           7           14.8         11.9        12           10        -2
HEALTH CARE ................        8           8            8.4          6.5         6            6         0
TRANSPORTATION .............        4           3            4.8          4.9         4            4         0
PROCESS INDUSTRIES .........        3           3            4.1          4.9         3            4        +1
CAPITAL GOODS ..............        1           1            0.6          0.9         1            1         0
                                  ---         ---         ------       ------       ---          ---       ---
TOTAL EQUITIES .............       75          77         $108.6       $102.6        86%          86%       +0
CASH AND EQUIVALENTS .......                                17.7         17.2        14           14        +0
                                                          ------       ------       ---          ---       ---
TOTAL FUND .................                              $126.3       $119.8       100%         100%       --

                             TEN LARGEST HOLDINGS
                                (June 30, 1997)

                                 %     Stock
Company                          Fund  Symbol  Business Focus
------------------------------   ----  ------  ------------------------------------
PMC SIERRA INC. ..............    3.4  PMCS    SEMICONDUCTORS, COMMUNICATIONS
DEVON ENERGY CORP. ...........    3.0   DVN    OIL & GAS EXPLORATION AND PRODUCTION
LENNAR CORP. .................    3.0   LEN    HOMEBUILDER
DIME BANCORP INC. ............    2.8   DME    NEW YORK SAVINGS BANK
TRIANGLE PACIFIC CORP ........    2.4  TRIP    HARDWOOD FLOORING
FURNITURE BRANDS INTL. .......    2.3   FBN    RESIDENTIAL FURNITURE MANUFACTURER
SIEBEL SYSTEMS INC. ..........    2.3  SEBL    SALESFORCE AUTOMATION SOFTWARE
AMERICAN RADIO SYSTEMS .......    2.3   AFM    RADIO BROADCASTING COMPANY
RENTAL SERVICE CORP. .........    2.2   RSV    EQUIPMENT RENTAL COMPANY
ENVOY CORP. ..................    2.2  ENVY    ELECTRONIC PROCESSING SERVICES
                                -----
                                 25.9

The Fund focuses primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund was $933 million on 6/30/97.


                         ITEMS OF SHAREHOLDER INTEREST

On April 25, 1997, the Annual Meeting of Shareholders (the "Meeting") was held at the offices of Morgan Grenfell Capital Management (MGCM). At the meeting, two proposals were voted on which had been outlined in the proxy statement. Under Proposal I, Mr. Michael Bullock and Mr. James E. Minnick were elected as directors of the Fund to serve until the 2000 meeting of shareholders with 7,382,587 shares (81.23% of outstanding shares) voting in favor and 234,077 shares (2.58% of outstanding shares) withheld. Under Proposal II, KPMG Peat Marwick, LLP, was ratified as independent auditors of the Fund for the fiscal year ending December 31, 1997, by a vote of 7,540,883 shares (82.97% of outstanding shares) in favor, 58,867 shares (0.65% of outstanding shares) against, and 62,274 shares (0.69% of outstanding shares) abstained. At the subsequent directors meeting, James E. Minnick was elected President of the Fund.

Robert Kern, a member of MGCM's small-cap team resigned in April prior to the expiration of his term as Director and President of the Fund. The Board would like to thank Mr. Kern for his contributions to the Fund and wishes him the best in the future.

John Callaghan, formerly of Odyssey Partners LP, joined MGCM's small-cap team in June. John joins Audrey Jones and David Baratta as co-managers of the Fund. John's expertise includes the technology and health care sectors which he will manage for the Fund.

Also joining the Fund are Joan Binstock, Chief Operating Officer of MGCM and James Capezzuto, MGCM's Legal Officer. Joan and Jim will serve the Fund as Treasurer and Secretary, respectively.

                          CAPITAL GAINS DISTRIBUTIONS

During 1996, the Fund's capital gains distribution totaled $1.60 per share. A special 1996 spillover dividend of $0.07 per share was paid to shareholders of record on June 26, 1997. Although additional distributions this year, if any, will depend upon securities transactions during the second half of the year, realized gains during the first half of 1997 totaled $5,906,006 or approximately $0.65 per share. In addition, net unrealized gains in the Fund's portfolio were an additional $23,650,441 or approximately $2.60 per share, as of 6/30/97.


                                    OUTLOOK

The environment continues to be favorable for equity investments currently, particularly for small cap due to their valuation relative to large cap. The level of economic growth has slowed from a 5.9% rate in the first quarter to a more sustainable rate. The Federal Reserve's recent decision to leave interest rates unchanged indicates that fears of inflation have diminished. The demand for equity investments remains strong with increased levels of cash flows into stock mutual funds.

Small companies should register superior earnings growth relative to large companies. Growth prospects for small companies are more dependent on company-specific developments such as new products, and are less dependent on macro-economic trends.

Our investment strategy is to continue to search for smaller companies with "above average growth" selling at reasonable valuations. Our team of specialists remains focused on individual stock selection within their areas of expertise with the goal of providing "value added" performance relative to the universe of U.S. smaller companies. Earning disappointments continue to present the primary investment risk.

Our goal is to provide superior investment results for the Fund and thus strong returns for our shareholders.



Sincerely,


/s/ James E. Minnick
-----------------------------
James E. Minnick
President
Morgan Grenfell SMALLCap Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997


CONSUMER COMPANIES:           20.2%   BUSINESS FOCUS                                 SHARES     MARKET VALUE
-----------------------------------   ------------------------------------------    --------    -------------
Furniture Brands International Inc.   Residential Furniture Manufacturer            138,800    $  2,689,250
Rental Service Corp.                  Equipment Rental Company                       98,300       2,580,375
Westpoint Stevens Inc.                Textile Products                               64,700       2,531,388
Damark International Inc.             General Merchandise                           120,050       1,860,775
Mail Boxes Etc.                       Postal Service Centers                         66,395       1,850,761
Regal Cinemas Inc.                    Theater Operator                               54,400       1,795,200
Mohawk Industries Inc.                Carpet Manufacturer                            70,700       1,608,425
Petsmart Inc.                         Pet Supplies Retailer                         132,500       1,523,750
Garden Ridge Corp.                    Specialty Home Accessories                    112,790       1,409,875
Equity Corp. Inc.                     Funeral Home Operator                          53,200       1,286,802
Coldwater Creek Inc.                  Direct Mail Apparel Retailer                   38,100         990,600
Robert Mondavi Corp.                  Premium Quality Winery                         18,100         855,225
Service Merchandise Inc.              Consumer Catalog Stores                       213,700         641,100
Filene's Basement Corp.               Clothing Retailer                              85,400         565,775
 *Dreyer's Grand Ice Cream            Ice Cream Manufacturer & Dist.                 13,900         549,050
Genesco Inc.                          Branded Apparel                                26,985         382,863
Rock Bottom Restaurants Inc.          Casual Dining Restaurants                      39,700         377,150
Factory Card Outlet Corp.             Party Supply Superstores                       57,500         334,248
Rio Hotel & Casino Inc.               Hotel and Casino Owner/Operator                20,400         307,285
                                                                                               ------------
                                                                                               $ 24,139,896
                                                                                               ------------
TECHNOLOGY:                   15.4%
-----------------------------------
PMC-Sierra Inc.                       Semiconductors, Communications                150,585    $  3,952,856
Siebel Systems Inc.                   Salesforce Automation Software                 82,600       2,663,850
Micrel Inc.                           Analog Semiconductors                          45,900       2,340,900
Vitesse Semiconductor Co.             Integrated Circuit Manufacturer                51,400       1,680,163
Analog Devices Inc.                   Integrated Circuit Manufacturer                57,033       1,514,968
Novellus Systems Inc.                 Semiconductor Equipment Manufacturer           13,400       1,159,100
Komag Inc.                            Supplier of Disk Drive Components              68,500       1,121,688
Microage Inc.                         Microcomputer Systems Distributor              49,300         905,888
Electroglas Inc.                      Wafer Processing Equipment Manufacturing       35,100         884,099
Speedfam International Inc.           Semiconductor Manufacturer                     17,045         611,489
Cognex Corp.                          Machine Vision Systems Manufacturing           22,300         590,950
Segue Software Inc.                   Automated Software Testing Tools Provider      27,100         369,237
Premisys Communications               Integrated Access Product Design and Mfg.      23,900         376,425
Compuserve Inc. Del.                  Online Service Provider                        11,300         121,475
Aetrium Inc.                          Integrated Circuit Design and Mfg.              5,400          99,900
Centura Software                      Network Integration Service Provider            5,989          13,475
                                                                                               ------------
                                                                                               $ 18,406,462
                                                                                               ------------
CREDIT SENSITIVE:             13.8%
-----------------------------------
 *Lennar Corp.                        Residential & Commercial Builders             109,000    $  3,481,242
 *Dime Bancorp Inc. New               New York Savings Bank                         184,900       3,235,750
  Triangle Pacific Corp. Del.         Hardwood Flooring                              86,700       2,774,400
 *Bank United Corp.                   Texas Savings Bank                             42,800       1,626,400
 *Long Island Bancorp Inc.            New York Savings Bank                          29,000       1,053,077
 *Paine Webber Group Inc.             Financial Broker                               29,250       1,023,750
  Glendale Fed. Bank Fed. Svgs.       California Savings and Loan                    38,450       1,004,506
 *Income Producing Security

                                       4


CREDIT SENSITIVE:      continued      BUSINESS FOCUS                                 SHARES     MARKET VALUE
-----------------------------------   ------------------------------------------    --------   ------------
  Northeast Utilities                 New England Power Generator                    86,400    $    826,200
  First Alliance Corp.                Nontraditional Mortgage Finance                27,100         792,443
  Bank Plus Corp.                     California Savings Bank                        65,000         706,875
 *D.R. Horton Inc.                    Homebuilder                                    1,100          11,412
                                                                                               ------------
                                                                                               $ 16,536,055
                                                                                               ------------
ENERGY:                    12.0%
--------------------------------
 *Devon Energy Corp.                  Oil and Gas Producer                           95,700    $  3,516,975
  BJ Services Co.                     Stimulation and Pumping Services               39,500       2,118,188
 *Lomak Pete Inc.                     Oil and Gas Exploration & Production          117,400       2,091,000
  Marine Drilling Cos. Inc.           Offshore Drilling Contractor                   83,300       1,634,763
  Seagull Energy Corp.                Oil and Gas Producer                           73,900       1,293,250
 *Camco International Inc.            Oil Field Services and Equipment               21,100       1,155,225
  Benton Oil & Gas Co.                Oil and Gas Producer                           60,300         904,500
  United Meridian Corp.               Oil and Gas Producer                           28,100         843,000
 *Tidewater Inc.                      Marine Support Vessels                         17,900         787,600
                                                                                               ------------
                                                                                               $ 14,344,500
                                                                                               ------------
SERVICE:                   10.0%
--------------------------------
American Radio Systems Corp.          Radio Broadcasting Services                    66,500    $  2,651,688
Envoy Corp. New                       Electronic Interchange Data Service            77,200       2,566,900
Checkpoint Systems Inc.               Electronic Security Systems                   126,100       2,025,544
Allwaste Inc.                         Industrial and Environmental Services         208,700       1,982,650
NUCO2 Inc.                            Bulk CO2 Services                              98,500       1,699,125
Paging Network Inc.                   Paging and Wireless Messaging Services         90,800         797,315
Vanguard Cellular Systems Inc.        Cellular Telephone Services                    15,800         215,275
                                                                                               ------------
                                                                                               $ 11,938,497
                                                                                               ------------
HEALTH CARE:                5.5%
--------------------------------
Henry Schein Inc.                     Health Care Products Distributor               51,000    $  1,593,750
Covance Inc.                          Contract Research Operator                     76,600       1,479,376
American Medserve Corp.               Institutional Pharmacy Services                81,250       1,056,250
HPR Inc.                              Health Care Information Services               50,800         939,800
Ivax Corp.                            Pharmeceutical Developer                       74,500         833,506
Gensia Sicor Inc.                     Pharmeceutical Developer                      103,189         457,953
Cohr Inc.                             Medical Equipment Servicing Contractor          6,700         125,625
Prime Medical Services Inc. New       Lithotripsy Provider for Kidney Stones          5,300          57,309
                                                                                               ------------
                                                                                               $  6,543,568
                                                                                               ------------
TRANSPORT:                  4.1%
--------------------------------
 *USFreightways Corp.                 Regional Motor Carrier                         96,900    $  2,507,288
 *ASA Holdings Inc.                   Air Carrier                                    45,300       1,296,713
 *Royal Caribbean Cruises             Cruise Line                                    32,000       1,118,016
                                                                                               ------------
                                                                                               $  4,922,016
                                                                                               ------------
 *Income Producing Security

                                       5


PROCESS INDUSTRIES:           4.1%    BUSINESS FOCUS                                 SHARES     MARKET VALUE
----------------------------------    ---------------------------------              ------    --------------
 *Glatfelter P.H. Co.                 Paper Manufacturer                             93,600    $  1,872,000
 *Bowater Inc.                        Newsprint and Paper Producer                   38,800       1,794,500
 *Rayonier Inc.                       Forest Products & Specialty Pulp               29,000       1,219,827
                                                                                               ------------
                                                                                               $  4,886,327
                                                                                               ------------
CAPITAL GOODS:                0.7%
----------------------------------
Miller Industries Inc. Tenn.          Towing and Recovery Equipment                  54,867    $    877,872
                                                                                               ------------
                                                                                               $    877,872
                                                                                               ------------
TOTAL COMMON STOCKS                   (cost $79,710,764)                                       $102,595,193
                                                                                               ============
COMMERCIAL PAPER:            14.3%
----------------------------------
Associates Corp. 6.161% due 7/1/97                                                             $ 17,160,000
                                                                                               ------------
TOTAL: 100% (cost $79,710,764 + $17,160,000 = $96,870,764)                                     $119,755,193
                                                                                               ============
 *Income Producing Security

              Statement of Assets and Liabilities--June 30, 1997
                                  (Unaudited)




ASSETS:
 Investments in securities at market value,
  cost $96,870,764 (including cash equivalents of $17,160,000) ......   $119,755,193
 Cash ...............................................................          4,582
 Receivables
  Investment Securities sold ........................................     18,280,366
 Accrued income .....................................................         48,871
                                                                        ------------
                                                                        $138,089,012
                                                                        ------------
LIABILITIES:
 Payable for investment securities purchased ........................   $ 21,318,107
 Capital Gain payable ...............................................        636,202
 Accrued expenses ...................................................        201,717
                                                                        ------------
Total liabilities ...................................................   $ 22,156,026
                                                                        ------------
Net Assets applicable to 9,088,598 shares of beneficial interest
($0.01 par value per share; authorized 150,000,000)..................   $115,932,986
                                                                        ------------
Net Asset Value per share as at the close of business June 30, 1997
($115,932,986 divided by 9,088,598) .................................   $      12.76
                                                                        ============

                 See accompanying Notes to Financial Statements

        Statement of Operations for the Six Months ending June 30, 1997
                                  (Unaudited)




Investment income:
 Interest  ...................................................   $   278,958
 Cash dividends  .............................................       173,319
                                                                 ------------
                                                                                 $   452,277
Expenses:
 Investment advisory fees (Note 2) ...........................   $   532,480
 Custodian and transfer agent fees ...........................        50,420
 Professional fees  ..........................................        40,576
 Shareholder communications  .................................        43,896
 Directors' fees .............................................        25,787
 Insurance ...................................................        12,152
 Regulatory fees .............................................        15,621
 Miscellaneous   .............................................         3,975
                                                                 ------------
                                                                                 $   724,911
                                                                                 -----------
Net investment expense .......................................                   $  (272,634)
Realized and unrealized gain/(loss) on investments:
 Proceeds from sales   .......................................   $12,207,840
 Less-cost of securities sold   ..............................     6,301,834
                                                                 ------------
Net realized gain on investments   ...........................                   $ 5,906,006
                                                                                 -----------
Unrealized appreciation:
 Beginning of period   .......................................   $23,860,143
 As at June 30, 1997   .......................................    23,650,441
                                                                 ------------
Net increase in unrealized appreciation on investments  ......                   $  (209,702)
                                                                                 -----------
Net realized and unrealized gain on investments   ............                   $ 5,696,304
                                                                                 -----------
Net increase in net assets resulting from operations .........                   $ 5,423,670
                                                                                 ===========

   Statement of Changes in Net Assets for the Six Months ending June 30, 1997
                                  (Unaudited)


Increase (decrease) in net assets resulting from operations:
 Net investment expense  ....................................  $   (272,634)
 Net realized gain on investments ...........................     5,906,006
 Net change in unrealized appreciation  .....................      (209,702)
                                                               ------------
 Net increase in net assets resulting from operations  ......  $  5,423,670

 Capital Gain Distribution  .................................  $   (636,202)
 Share Transactions   .......................................         9,546
                                                               ------------
 Net increase in assets  ....................................  $  4,797,014

Net assets:
Beginning of period   .......................................  $111,135,972
                                                               ------------
End of period   .............................................  $115,932,986
                                                               ============

                 See accompanying Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

Morgan Grenfell SMALLCap Fund, Inc. ("the Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.


The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


Portfolio valuation: Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price on the last business day of the year. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices on that date. Commercial paper is carried at cost, which approximates market.


Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.


Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.


2. Investment Advisory Fee and Other Transactions with Affiliates

The Fund pays advisory fees for investment and advisory services to Morgan Grenfell Capital Management, Inc. ("MGCM"), a wholly-owned subsidiary of Deutsche Morgan Grenfell. Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of one percent of the Fund's average daily net assets. Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of MGCM.


3. Investment Transactions

The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six-month period ended June 30, 1997, excluding short-term investments, were $40,430,913 and $52,103,128, respectively.


4. Remuneration to Directors and Officers

Payments to unaffiliated Directors on an accrual basis for the period January 1, 1997 to June 30, 1997 amounted to $25,787 representing Directors' fees and costs attending Board Meetings.


5. Capital Share Transactions

The Fund has issued the following shares under the Dividend Reinvestment plan:


    1990        1992        1994        1995        1996       1997
   229,642     441,639     103,447     256,925     426,804     762

                           SUPPLEMENTARY INFORMATION

                              Financial Highlights
                                  (Unaudited)

The information contained below has been derived from information provided in the financial statement and market price data for the Fund's shares for the six-month period ended June 30, 1997 and the fiscal year ended December 31, 1996.

                                                                    Six Months            Year
                                                                       Ended              Ended
                                                                      6/30/97           12/31/96
                                                                  -----------           --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................    $     12.23          $  12.31
Net investment expense ........................................          (0.03)            (0.06)
Net gain/(loss) on securities (realized and unrealized) .......           0.63              2.18
                                                                   -----------           -------
Total from investment operations ..............................    $      0.60          $   2.12
Less dividends and distributions:
Capital distribution ..........................................          (0.07) (1)        (1.60)
                                                                   -----------           -------
Dilution due to rights offering ...............................                            (0.60)
                                                                                         -------
Net asset value, end of period ................................    $     12.76          $  12.23
Market value per share, end of period .........................    $     10.94          $  10.50

TOTAL INVESTMENT RETURN:
Based on net asset value per share ............................          +4.9 %           +20.8 %
Based on market value per share ...............................          +4.8 %           +17.5 %

RATIOS TO AVERAGE NET ASSETS:
Expenses ......................................................           1.35%*            1.76%
Net investment income (expense) ...............................          (0.51%)*          (0.57%)

SUPPLEMENTAL DATA: (000 omitted)
Net assets at end of period ...................................    $   115,933          $111,135
Average net assets during period ..............................    $   107,509          $ 99,372
Portfolio turnover ............................................             93%*             162%
Average commission per share ..................................    $      0.08          $   0.10
Total debt outstanding at end of period .......................              0                 0
Asset coverage per $1,000 of debt .............................        N/A                 N/A

* Annualized.

(1) Spillover dividend from 1996 Capital Gains

[BACK COVER]

MORGAN GRENFELL
SMALLCap FUND, INC.         DIRECTORS AND OFFICERS
--------------------------  --------------------------
Michael Bullock             Audrey M.T. Jones
CHAIRMAN AND DIRECTOR       EXECUTIVE VICE PRESIDENT
Chief Investment Officer    Executive Vice President
Morgan Grenfell Asset       Morgan Grenfell Capital
 Management, Ltd.            Management, Inc.

James E. Minnick            Joan A. Binstock
PRESIDENT AND DIRECTOR      TREASURER
President                   Chief Operating Officer
Morgan Grenfell Capital     Morgan Grenfell Capital
 Management, Inc.            Management, Inc.

Robert E. Greeley           James A. Capezzuto
DIRECTOR                    SECRETARY
President,                  Legal Officer
Page Mill Asset             Morgan Grenfell Capital
 Management Ltd.             Management, Inc.

Joseph J. Incandela         INDEPENDENT AUDITORS
DIRECTOR                    --------------------
Partner/Managing Director   KPMG Peat Marwick, LLP
Thomas H. Lee Co.           345 Park Avenue
                            New York, NY 10154

Richard D. Wood             TRANSFER AGENT & CUSTODIAN
DIRECTOR                    --------------------------
Consultant                  The Bank of New York
                            101 Barclay Street
                            New York, NY 10286

David A. Baratta            INVESTMENT ADVISOR
EXECUTIVE VICE PRESIDENT    ------------------
Morgan Grenfell Capital     Morgan Grenfell Capital
 Management, Inc.            Management, Inc.
                            885 Third Avenue
                            32nd Floor
                            New York, NY 10022

Shares of the Morgan Grenfell SMALLCap Fund are traded on the New York Stock Exchange under the symbol "MGC."


In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.




                      SHAREHOLDER & INFORMATION SERVICES

Information regarding the Fund's net asset value is available by calling 1-800-888-8060. Additional shareholder information can be obtained by calling 1-800-432-8224 through the Bank of New York's Shareholder Relations Department. The Fund's net asset value is reported each week in The Wall Street Journal and Barron's. Selected reports can be obtained from the Fund's fax on demand service by calling 212-826-3747 from the handset of a fax machine.


[FRONT COVER]


[Morgan Grenfell logo]

Morgan
Grenfell
SMALLCap
Fund,
Inc.




--------------------------------------------------------------------------------
                               Semiannual Report
                                 June 30, 1997
--------------------------------------------------------------------------------